ADDENDUM  TO  AGREEMENT  AND  GENERAL  MUTUAL  RELEASE
                             AND  ESCROW  AGREEMENT


     This Addendum to Agreement and General Mutual Release and Escrow Agreement ("Addendum") is executed effective January 20, 2000 by and between ROBERT KENT HONEYMAN, an individual, and CAN-AM RESOURCES, INC., a Georgia corporation (hereinafter referred to as "Can Am" and, collectively with Robert Kent Honeyman, as "Honeyman"), on one hand, and LAKOTA TECHNOLOGIES, INC., a Colorado corporation (hereinafter referred to, along with its subsidiaries Lakota Oil and Gas, Inc., a Texas corporation, 2-Infinity.com, Inc., a Texas corporation, and AirNexus, Inc., a Texas corporation, as "Lakota"), HOWARD N. WILSON, an individual (hereinafter referred to as "Wilson"), MAJED JALALI, an individual (hereinafter referred to as "Jalali"), PATRICK "CODY" MORGAN, an individual (hereinafter referred to as "Morgan"), JOHN B. HAYES, an individual (hereinafter referred to as "Hayes"), and NICHOLAS R. ATHENS, an individual (hereinafter referred to as "Athens"), on the other hand (each of Honeyman, Lakota, Wilson, Jalali, Morgan, Hayes, and Athens shall be referred to as a "Party" and collectively as the "Parties").

                                RECITALS

     WHEREAS, the Parties have entered into that certain Agreement and General Mutual Release dated January 6, 2000 ("Agreement"), as well as that certain Escrow Agreement dated January 6 , 2000 ("Escrow Agreement"), and desire to modify the terms of thereof as set forth herein. Defined terms therein shall have the same meaning herein.

     NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties covenant, promise, and agree as follows:

1. The resignations of Honeyman as set forth in section 1(A) of the Agreement shall be effective as of January 20, 2000.

2. Lakota shall deliver the $25,000 as set forth in section 2(A)(i) of the Agreement directly to Honeyman no later than Monday, January 24, 2000.

3. Within five (5) business days of the date hereof, Lakota shall cause to be issued, in the name of Honeyman, and delivered to the Escrow Agent, an aggregate of 1,000,000 shares of "restricted" common stock, to be held and distributed by the Escrow Agent in lieu of the 1,000,000 shares previously to be pledged by Jalali in accordance with section 2(B) of the Agreement.

4. Lakota hereby agrees that all of the 2,000,000 shares to be issued to Honeyman in accordance with section 2(A)(iv) of the Agreement shall be registered on Form S-8 and delivered, free of any restrictive legend, to Honeyman no later than twenty (20) days following the date of this Addendum.

5. Lakota hereby agrees that 1,000,000 of the shares to be delivered to Honeyman in accordance with section 2(A)(v) of the Agreement shall be registered on Form S-8 and delivered, free of any restrictive legend, to Honeyman no later than twenty (20) days following the date of this Addendum. The other 1,000,000 shares to be delivered in accordance with section 2(A)(v) of the Agreement shall be "restricted" securities, and shall be delivered no later than five (5) days following the date hereof.

6. All other terms and conditions of the Agreement and the Escrow Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.



Dated:                              ROBERT  KENT  HONEYMAN,  an  individual

                                    /s/ Robert Kent Honeyman
                                    ______________________________________


Dated:                              CAN-AM  RESOURCES,  INC.,  a  Georgia
                                    corporation

                                     /s/ Robert Kent Honeyman
                                    ________________________________________
                                    By:     Robert  Kent  Honeyman
                                    Its:     President


Dated:                              LAKOTA  TECHNOLOGIES,  INC.

                                    /s/ Majed Jalali
                                    ______________________________________
                                    By:     Majed  Jalali,  on  behalf  of  the
                                    Board  of  Directors


Dated: HOWARD N. WILSON, an individual and as a Director of Lakota Technologies, Inc.

                                     /s/ Howard N. Wilson
                                    ______________________________________

Dated: MAJED JALALI, an individual and as a Director of Lakota Technologies, Inc.

                                     /s/ Majed Jalali
                                    ______________________________________


Dated: PATRICK "CODY" MORGAN, an individual and as a Director of Lakota Technologies, Inc.

                                    /s/ Patrick "Cody" Morgan
                                    ______________________________________


Dated: JOHN B. HAYES, an individual and as a Director of Lakota Technologies, Inc.

                                     /s/ John B. Hayes
                                    ______________________________________


Dated: NICHOLAS R. ATHENS, an individual and as a Director of Lakota Technologies, Inc.

                                     /s/ Nicholas R. Athens
                                    ______________________________________